[VANGUARD EXPLORER FUND LOGO]

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard Explorer Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

     As a shareholder of the Fund for more than a quarter century and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and conPdent that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

     I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of Financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the Prst place will remain intact.

[FIGURE 1]

     As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

     In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

/s/ JOHN C. BOGLE
-----------------
John C. Bogle

VANGUARD EXPLORER FUND SEEKS TO PROVIDE LONG-TERM CAPITAL APPRECIATION BY INVESTING IN THE COMMON STOCKS OF RELATIVELY SMALL, UNSEASONED OR EMBRYONIC COMPANIES. STOCKS ARE SELECTED PRINCIPALLY FOR THEIR LONG-TERM CAPITAL GROWTH POTENTIAL; CURRENT INCOME AND SHORT-TERM MARKET FLUCTUATIONS ARE NOT CONSIDERATIONS IN THE SELECTION OF INVESTMENTS.

                               CHAIRMAN'S LETTER

FELLOW SHAREHOLDER:

During Explorer Fund's 1995 fiscal year, which ended on October 31, investors enjoyed one of the strongest bull markets in history. The upsurge was led by blue-chip stocks, but small-cap stocks--our stock in trade, as it were--turned in solid, if less spectacular, gains.

      Our Fund provided a total return (capital change plus income) of +17.5%, just a bit short of the gain of +18.3% for the unmanaged Russell 2000 (small-capitalization stock) Index, our basic comparative standard. The return of +26.4% for the unmanaged Standard & Poor's 500 Composite Stock Price Index--dominated by the blue-chip stocks--presents a good indication of the dichotomy between large and small stocks during the year. Our customary total return table follows:


----------------------------------------------------------------
                                                 TOTAL RETURN
                                               -----------------
                                               FISCAL YEAR ENDED
                                               OCTOBER 31, 1995
----------------------------------------------------------------
VANGUARD EXPLORER FUND                              +17.5%
----------------------------------------------------------------
RUSSELL 2000 INDEX                                  +18.3%
----------------------------------------------------------------


The Fund's return is based on net asset values of $45.99 per share on October 31, 1994, and $51.05 on October 31, 1995, with the latter figure adjusted for the reinvestment of an annual dividend of $.17 per share from net investment income and a distribution of $2.26 from net realized capital gains. The Fund realized additional capital gains (presently estimated at $4.03 per share) during 1995 and will distribute them to shareholders in December, along with this year's dividend distribution.

THE FISCAL YEAR IN REVIEW

The great bull market in stocks during our fiscal year began in mid-December 1994 and has continued quite dramatically since then. The pace of this gain was virtually uninterrupted, and the dimension, if not unprecedented, was extraordinary, delighting the bulls even as it astonished the bears.

     There were, as always, many opinions as to the source of the surprising strength in the stock market. In my view, it resulted from a combination of:
(1) record-breaking corporate profits; (2) a sharp decline in long-term interest rates, with the yield on the long-term U.S. Treasury bond falling from 8.1% to 6.2%, engendering a +26% price increase; (3) the diminishing threat of additional increases in short-term interest rates by the Federal Reserve Board;
(4) a slight softening in U.S. economic growth, resulting in continued optimism about the outlook for inflation; and (5) a hint of speculative fever in the equity marketplace.

     The rise in corporate profits was particularly striking. It is estimated that operating earnings for the companies in the Standard & Poor's 500 Index will increase about +15% in 1995, after already rising +16% during 1994. (The long-term annual increase in earnings since 1926 has averaged less than +7% per year.) If there is a cautionary signal in this boom in profits, it is that the two-year cumulative earnings growth of +33% has been accompanied by dividend growth of only 11%. The result of this subdued dividend growth in the face of sharply higher stock prices was a decline in the yield on the Index to 2.3%, the lowest level on record. As we enter our 1996 fiscal year, this is surely a sobering statistic.

     While fiscal 1995, just as 1994, was a year of large-cap stock leadership, it provided a marked contrast to the impressive dominance of small-cap stocks during the prior three fiscal years. In the earlier period, the annualized total return on the Russell 2000 Index was +32.0%, leagues above the +19.0% return of the Standard & Poor's 500 Index. For the past two years, however, the score was: 500 Index +14.6% per year; 2000 Index +8.6%. For the full five years (fiscal 1991-1995), small stocks provided an average annual rate of return of +22.1%, compared with +17.2% for large stocks--a meaningful difference, albeit for a brief span of years.

     The chart on page 2 provides the cumulative returns for large-cap and small-cap stocks for the full five years. While small stocks led during this particular period, I think that it would be inappropriate to draw any particular conclusions from this chart. The fact is that, simply put, large-cap

[FIGURE 2]

stocks have quite different risk and performance characteristics than small-cap stocks. It is generally accepted--and hardly counter-intuitive--that small companies carry higher interim risk and the opportunity for higher long-term return. What is much less widely recognized is that this opportunity occurs spasmodically rather than consistently. For example, small-cap stocks trailed large-cap stocks from 1946-1958, from 1969-1973, and from 1983-1991. Too few investors, in my experience, have the patience to wait out these "dry spells."

     Given these patterns of the past, I would urge you to maintain your small-cap stock position at whatever portion of your total portfolio you deem appropriate, recognizing that, along with their potential for above-average long-term growth, small stocks carry lower yields and higher risks. Guessing about whether small-cap stocks or large-cap stocks will provide market dominance during any particular year is, if you will forgive my candor, "a fool's game."

EXPLORER FUND IN FISCAL 1995

Our +17.5% return for the past year was just 0.8 percentage points shy of the +18.3% return on the Russell 2000 Index. Such a tiny margin is hardly worth describing (whether the Fund holds the edge or not), but I should note two particular factors that pretty much offset one another.

     To begin, we held a large position in the technology group (27% of Explorer's assets versus 18% for the Russell 2000 Index), which was a major plus. However, our portfolio managers' poor selection of individual technology stocks was an offsetting negative. On the other hand, our advisers' ability to select the best-performing financial stocks was extraordinary, although this advantage was partially offset by our substantial underweighting--6% of Explorer's assets versus 22% for the Index--in this strong-performing sector. You will note that the weightings of financial stocks and technology stocks are about equal in the Index. This may seem surprising, but only until we point out that the Index includes both growth stocks and value stocks.

     Explorer's return for the year was a further distance behind the +22.7% gain of the average small-cap mutual fund. The principal reason for this shortfall is that most such funds place a greater emphasis on growth stocks than on value stocks, while both Explorer and the Russell 2000 Index have significant weightings in stocks of both types. During the past year, small growth stocks held sway over small value stocks by a substantial margin. Stocks of many small technology companies soared almost to the stratosphere, and the group provided a stunning return of +43% during our fiscal year.

     Given this dichotomy, mutual funds that maintained extra-large technology positions (in many cases, 40% to 50% of assets, or even more) turned in truly outstanding performance figures. Perhaps surprisingly, Explorer's 27% weighting in the group exceeded the average 25% holdings of our small-cap peers. However, as noted above, the individual technology selections of our portfolio managers were less than satisfactory, as we pretty much missed the boom in semi-conductor stocks.

     In this context, I should note that the return achieved during the year by Granahan Investment Management, Inc., one of our two advisers, outpaced the Russell 2000 Index, while the return achieved by Wellington Management Company, our original

[FIGURE 3]

Average Annual Total Returns--Periods Ended October 31, 1995
------------------------------------------------------------------------------
                                 1 Year        5 Years       10 Years
------------------------------------------------------------------------------
VANGUARD EXPLORER FUND          +17.46%        +22.79%        +10.75%
AVERAGE SMALL-CAP FUND          +22.72         +22.63         +14.31
RUSSELL 2000 INDEX              +18.33         +22.08         +11.82

Note: Past performance is not predictive of future performance.


adviser, fell short. Each adviser is responsible for the supervision of about one-half of our equity base, as shown in this table:

------------------------------------------------------------------
                                             TOTAL NET ASSETS
                                          ------------------------
                                          MILLIONS     PERCENTAGE
------------------------------------------------------------------
WELLINGTON
  MANAGEMENT COMPANY                          $657             44%
GRANAHAN
  INVESTMENT MANAGEMENT, INC.                  633             43
CASH RESERVES                                  186             13
------------------------------------------------------------------
 TOTAL                                      $1,476            100%
------------------------------------------------------------------

Your Officers and Directors periodically review the proportions of the Fund supervised by each adviser. The most recent change occurred in early 1994, when the Directors approved increasing the percentage of equity assets managed by the Granahan firm from 40% to 50% of equities. We mentioned to you when our multi-manager strategy was adopted in 1990 that we did not believe in "making radical changes in policies or precipitate changes in advisers." While that view remains intact today, we are considering a limited reallocation to Granahan Investment Management, Inc. in 1996.

THE DECADE IN REVIEW

The Fund's average annual total return for the past ten years is presented in the chart above. However, I would now like to present a record that, while of shorter duration, may well be more relevant. Rather than beginning ten years ago on October 31, 1985, this period begins on February 28, 1990. Then, our multi-manager approach to small-cap investing was initiated with the addition of Granahan Investment Management, Inc.

     Veteran Explorer shareholders may recall that the Fund provided a rather shabby performance during the last half of the 1980s. As we acknowledged in our 1989 Annual Report, past returns "would have to be characterized as disappointing . . . Given this background, your Officers and Directors have carefully evaluated the Fund's performance both on a short-term and a long-term basis . . . concluding that some substantive modifications should be made in the Fund's policies and in its portfolio management." That said, we also stated: "we are optimistic that, commensurate with its above-average risks, the Fund will provide above-average returns during the coming decade."

     While "the coming decade" is not yet six years complete, we believe that our record thus far has justified that spirit of optimism. Our comparative returns over the past six years relative to both the Russell 2000 Index and our peer group of small-cap mutual funds have jumped from "poor" to "above average." It has been the performance turned in by Granahan, the adviser we added in 1990, that has been largely responsible for this improvement relative to both our peer group and the 2000 Index. This table presents the Fund's average annual return and the cumulative wealth that would have been earned on an initial investment of $10,000, nearly six years ago:


--------------------------------------------------------------
                                          TOTAL RETURN
                                ------------------------------
                                     FEBRUARY 28, 1990, TO
                                        OCTOBER 31, 1995
                                ------------------------------
                                                   FINAL VALUE
                                    AVERAGE        OF INITIAL
                                     ANNUAL        INVESTMENT
                                      RATE         OF $10,000
--------------------------------------------------------------
VANGUARD EXPLORER FUND               +16.2%          $23,442
--------------------------------------------------------------
AVERAGE SMALL-CAP FUND               +16.0%          $23,215
RUSSELL 2000 INDEX                   +13.7            20,740
--------------------------------------------------------------


This was, of course, a fine period for the overall stock market, for small-cap stocks, for most of our peers, and, of course, even finer for Explorer Fund. Future returns may be better or worse, but you should know that during 1990-1995, each of these standards earned returns that exceeded their long-term norms. But, whatever the future holds, our decision to undertake a multi-manager approach early in 1990--whether by luck or skill, naivete or experience, stubbornness or conviction--reversed a period of poor relative performance and has ushered in a period of significant improvement.

IN SUMMARY

Explorer Fund's basic objectives and strategies remain intact. We remain committed to small-cap stocks as our long-term focus, investing in a broadly diversified portfolio that may include equities with growth characteristics, value characteristics, or some of each. We expect that this commitment will provide us with enhanced long-term returns, even as we recognize, and freely acknowledge, that it will give us above-average variability--greater risk, if you will--from one year to the next, relative to the total stock market. While that variability appeared on the negative side of the ledger in 1995, I'm sure that many entries on the positive side will be posted in the years ahead.

     That said, let me be clear that no mutual fund can eliminate the risks of participation in the financial markets today. Indeed, as I noted earlier, given the relatively high returns of stocks that we have had the good fortune to enjoy during the past decade, the risks of investing have evidently increased. Yet, perhaps the biggest long-term risks are: (1) failing to invest in the financial markets at all; and (2) following an erratic and ever-changing course. In my Annual Report a year ago, I urged you, rather, to "stay the course," maintaining your Explorer Fund investment as the small-capitalization component of a balanced portfolio of stock funds, bond funds, and money market funds suitable to your own objectives. It proved wise counsel then; I reiterate it today.

Sincerely,

/s/ JOHN C. BOGLE
------------------
John C. Bogle
Chairman of the Board

November 8, 1995

Note: Mutual fund data from Lipper Analytical Services, Inc.

                         AVERAGE ANNUAL TOTAL RETURNS

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED SEPTEMBER 30,
1995) ARE AS FOLLOWS:

                                                                                                          10 YEARS
                                                                                           ------------------------------------
                                             INCEPTION                                     TOTAL          CAPITAL        INCOME
                                               DATE         1 YEAR         5 YEARS         RETURN         RETURN         RETURN
                                               ----         ------         -------         ------         ------         ------
VANGUARD EXPLORER FUND                       12/11/67       +22.57%        +22.84%         +11.41%        +10.65%        +0.76%

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                         TOTAL INVESTMENT RETURN TABLE

The following table illustrates the results of a single-share investment in Vanguard Explorer Fund for the 25-year period ended October 31, 1995. During the period illustrated, stock prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Fund today.


---------------------------------------------------------------------------------------------------------------------------------
PERIOD                               PER SHARE DATA*                                    TOTAL INVESTMENT RETURN**
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            Explorer Fund           Russell 2000+
                                                            Value with Income     --------------------------------  -------------
October 31     Net Asset    Capital Gains      Income     Dividends & Capital     Capital      Income       Total           Total
Fiscal Year        Value    Distributions   Dividends        Gains Reinvested      Return      Return      Return          Return
---------------------------------------------------------------------------------------------------------------------------------
1971             $  9.98               --        $.23                $  10.25       +10.8%       +3.0%       +13.8%        +16.8%
---------------------------------------------------------------------------------------------------------------------------------
1972               13.46               --         .09                   13.96       +34.9        +1.3        +36.2         +21.9
---------------------------------------------------------------------------------------------------------------------------------
1973               11.91               --          --                   12.35       -11.5         0.0        -11.5           0.0
---------------------------------------------------------------------------------------------------------------------------------
1974                7.19               --         .14                    7.57       -39.6        +0.9        -38.7         -28.7
---------------------------------------------------------------------------------------------------------------------------------
1975                8.13               --         .13                    8.72       +13.1        +2.1        +15.2         +25.9
---------------------------------------------------------------------------------------------------------------------------------
1976                8.35               --         .05                    9.02       + 2.8        +0.7        + 3.5         +20.1
---------------------------------------------------------------------------------------------------------------------------------
1977                9.77               --         .06                   10.63       +17.0        +0.8        +17.8         - 6.1
---------------------------------------------------------------------------------------------------------------------------------
1978               12.32               --         .02                   13.41       +26.0        +0.1        +26.1         + 6.3
---------------------------------------------------------------------------------------------------------------------------------
1979               16.09               --         .20                   17.77       +30.6        +1.9        +32.5         +15.3
---------------------------------------------------------------------------------------------------------------------------------
1980               25.86               --         .24                   28.96       +60.7        +2.3        +63.0         +55.3
---------------------------------------------------------------------------------------------------------------------------------
1981               28.05               --         .30                   31.75       + 8.5        +1.1        + 9.6         + 4.1
---------------------------------------------------------------------------------------------------------------------------------
1982               28.91            $4.01         .50                   38.95       +20.5        +2.2        +22.7         +14.8
---------------------------------------------------------------------------------------------------------------------------------
1983               38.35              .58         .24                   53.05       +35.2        +1.0        +36.2         +38.3
---------------------------------------------------------------------------------------------------------------------------------
1984               31.10             1.66         .64                   45.70       -15.3        +1.4        -13.9         - 3.2
---------------------------------------------------------------------------------------------------------------------------------
1985               32.56              .20         .38                   48.79       + 5.4        +1.4        + 6.8         +15.8
---------------------------------------------------------------------------------------------------------------------------------
1986               31.59             1.29         .33                   49.76       + 1.0        +1.0        + 2.0         +22.2
---------------------------------------------------------------------------------------------------------------------------------
1987               25.06             3.27         .02                   44.08       -11.5        +0.1        -11.4         -13.6
---------------------------------------------------------------------------------------------------------------------------------
1988               29.64             1.96         .11                   56.74       +28.2        +0.5        +28.7         +27.1
---------------------------------------------------------------------------------------------------------------------------------
1989               30.76             1.59         .32                   62.95       + 9.8        +1.2        +11.0         +15.6
---------------------------------------------------------------------------------------------------------------------------------
1990               22.62             1.01         .37                   48.52       -23.9        +1.0        -22.9         -27.3
---------------------------------------------------------------------------------------------------------------------------------
1991               36.75               --         .34                   79.89       +62.5        +2.1        +64.6         +58.6
---------------------------------------------------------------------------------------------------------------------------------
1992               41.23               --         .26                   90.24       +12.2        +0.8        +13.0         + 9.5
---------------------------------------------------------------------------------------------------------------------------------
1993               49.37              .78         .13                  110.34       +21.9        +0.4        +22.3         +32.4
---------------------------------------------------------------------------------------------------------------------------------
1994               45.99             5.17         .14                  115.29       + 4.2        +0.3        + 4.5         - 0.3
---------------------------------------------------------------------------------------------------------------------------------
1995               51.05             2.26         .17                  135.44       +17.0        +0.5        +17.5         +18.3
---------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL                                                                                          +1,403.2%     +1,454.4%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                                  +11.5%        +11.6%
---------------------------------------------------------------------------------------------------------------------------------

 *   Adjusted for 2-for-1 stock split, December 2, 1978.
** Includes reinvestment of income dividends and any capital gains distributions for both the Fund and the Index.
 +   Standard & Poor's 500 Index through 1979; Russell 2000 Index thereafter.
Note: The initial net asset value was $9.01 on October 31, 1970, the beginning of the period illustrated. No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.

                  REPORT FROM WELLINGTON MANAGEMENT COMPANY

The second half of fiscal 1995 was a strong one for the stock markets. The domestic economy has continued on its steady growth path. Inflation and interest rates are both subdued, and U.S. industry continues to post strong earnings progress. This environment has been a healthy one for the stock markets, and the Explorer Fund and the Russell 2000 Index posted double-digit gains for the second half of the fiscal year.

     There are, however, mixed signals in the economy today. Consumer spending seems to be lower than warranted if the economy is still in its growth mode. We are paying close attention to climbing inventories of goods and services and the slowdown in the manufacturing sector. We expect that foreign currency will not be strong going forward as the U.S. dollar starts to recover. We are cautiously optimistic that the economy can continue to grow, but we are no longer as convinced, as evidence continues to come in mixed. Both a balanced budget and a capital gains tax cut are measures that we think the market would warmly embrace. A capital gains tax cut would be particularly good for the small companies in which we invest.

     The companies in our portfolio continue to report good earnings progress. Technology stocks continue to lead the market, but the fervor with which we see some stocks being embraced makes us uncomfortable. The favorite few are becoming the favorite fewer as the list begins to narrow. Some of these technology stocks, particularly the "Internet" stocks, have reached valuation levels that we find alarming. Both good news and bad news from companies seem to be met with amplified reactions, with stock price performance going sharply up or down respectively. The market has been characterized by extreme inter-day and inter-week volatility.

     Virtually all sectors were strong in the market. Our technology weighting has not changed much, but we have rotated many of our holdings away from the strongest momentum stories and into the steadier growers, where we are finding friendlier valuations. This has resulted in a continued shift from the hardware to the software names.

     We continue to find good value in the consumer sector. Some of our initial investments in this area may seem early, in retrospect, as consumers continue to husband their dollars, but we are increasing our weightings into what we think are terrific franchises. We've added dominant retailers such as General Nutrition, Gymboree, and Discount Auto Parts to the portfolio.

     We have taken lots of profits and reduced our commitment to the financial services sector, probably our most successful sector, as both strongly increasing profits and lower interest rates have resulted in powerful stock price appreciation. We have used this cash to establish a position in the energy services area. Here we are finding much better capitalized and more dominant players, who are using their technology to help the major energy companies lower finding and recovery costs. Efficient technology-oriented companies, such as Falcon Drilling Company, Noble Drilling Company, and Tidewater are a few of the names we have added in this area.

     We are duly aware of the increasing volatility that is an important part of our small company market fabric. Stock selection is more essential than ever as disappointing news is causing extreme price volatility on the down-side. Nevertheless, we are finding no shortage of interesting opportunities for Explorer shareholders, and we continue to be very bullish about the prospects for the long-term appreciation of the stocks in the portfolio. As always, we remain focused on delivering superior long-term return for our shareholders.

Respectfully,

Kenneth L. Abrams, Senior Vice President
Portfolio Manager

Wellington Management Company

November 13, 1995

               REPORT FROM GRANAHAN INVESTMENT MANAGEMENT, INC.

After a slow start in the early part of our 1995 fiscal year, small company stocks generally headed higher for the balance of the year. For the twelve months ended October 31, 1995, the total return of the Russell 2000 Index of small-capitalization stocks was +18.3% (see the Chairman's letter for details).

     As opposed to a year ago, when interest rates were in their final phase of an uptrend and earnings gains were strong and accelerating, we now have almost the reverse as interest rates have moved down during most of 1995 and the very strong earnings gains seen earlier in the year are now beginning to moderate. We have noted in the past that declining interest rates are often beneficial for stocks and 1995 has proved no exception.

PORTFOLIO COMMENTS

We saw particularly strong performance in the software and medical sectors, which together represent about 22% of our portfolio. This included several stocks that rose by more than 100% during the fiscal year such as Atria Software (software designer tools), Integrated Silicon Systems (circuit analyzing tools, and now being acquired), Genzyme Corp. Tissue Repair (skin and tissue implant materials), and Target Therapeutics (micro-catheters for brain and other minimally invasive surgery). Other important contributors to performance included Cordis (cardiovascular devices, and soon to be acquired by Johnson & Johnson), BMC (TV aperture masks and polycarbonate lenses), and The Quick & Reilly Group (brokerage firm). All but one of these companies had very strong earnings trends during the year.

     The biggest penalties to performance included Best Buy (consumer electronic chain), a recent new position where so far we have been too early buying into an out-of-favor area, American Power Conversion (PC back-up power units), which we have eliminated, and Wabash National (innovative intermodal trailers), where we are maintaining our position.

     Overall, we continue to see strong earnings growth for our portfolio's companies, though more at historical levels of 25% as opposed to the 40% gains we were seeing in 1994. In the latest reported twelve months, fully 82% of our companies showed earnings growth, which is toward the high end of the range historically.

     Selection of companies with superior earnings growth potential is critical to our investment process. Companies with managements that can either create markets or exploit existing market opportunities offer such superior earnings potential. The former, which we call "Pioneers," include such holdings as Input/Output in 3-D seismic equipment, Mapinfo in desk-top mapping software, Bio-Vascular in bovine processed tissue for pulmonary uses and 3D Systems Corp. in stereo lithography for rapid prototype manufacturing.

     Companies that are benefiting by exploiting traditional industry inefficiencies through innovation also offer high earnings growth potential. Some examples in our portfolio are as follows:

     Itron has been a supplier of hand held electronic meter reading systems and more recently remote automated meter reading systems that are designed for real time data monitoring either by utility companies or by Itron. Utilities see a fully automated fixed network system as offering them the ability to lower operating costs, raise service quality, and position themselves to offer new services, all critical in this era of potential deregulation for the utility industry.

     Manufactured housing as an industry continues to gain increasing share of the new housing market, as its traditional advantage of low cost is being combined with the manufacturers' growing capability to offer higher quality products and easier financing. Southern Energy Homes, as a vertically integrated producer of modular homes, has benefited from this increased penetration domestically. Now they see the opportunity to test certain foreign markets where similar advantages could be exploited; they will begin shipping product into Germany in the near future.

     While the airline industry seems to compete on the basis of periodic fare wars and reduced service, Midwest Express Holdings operates a single class, premium service, and premium fare airline catering primarily to business travelers in selected business markets. Formerly a captive airline,

Midwest is expanding its markets through a strategy of wider seats, superior meals, and service-oriented employees for which it realizes premium yields, high profitability, and solid revenue growth.

OUTLOOK

Our portfolio is positioned in companies with superior earnings growth prospects. While we have made some commitments in out-of-favor areas like consumer retailing and gaming stocks (Special Situations), our major investments are in companies that offer good secular growth potential either already demonstrated (Core Growers) or more speculative (Pioneers).

     As noted above, we currently are seeing some cooling off from the very high earnings comparisons of last year. Nevertheless, our companies continue to deliver solid earnings gains overall; if our forecasts are right for next year, earnings for our portfolio companies should be up over 25%. If achieved, this should compare favorably to corporate profit trends in general.

     As for valuation, the P/E (price/earnings) on latest 12 months earnings for our companies is up a little to 22, but still in the midpoint of our historical range of 30 plus for the high end to 14 at the low end.

Respectfully,

John J. Granahan, President

Granahan Investment Management, Inc.

November 10, 1995

                           STATEMENT OF NET ASSETS



                                                           FINANCIAL STATEMENTS
                                                               October 31, 1995

                                                                Market
                                                                 Value
                                           Shares               (000)+
----------------------------------------------------------------------
COMMON STOCKS (87.1%)
----------------------------------------------------------------------
BASIC MATERIALS (1.7%)
     Commonwealth Aluminum Corp.           76,100       $       1,208
     J & L Specialty Steel Inc.           242,400               3,969
  *  Liposome Co., Inc.                   300,000               4,538
  *  Lydall, Inc.                         512,700              11,664
     Quaker Chemical Corp.                155,000               2,325
  *  Zoltek Cos., Inc.                     69,750               1,081
                                                        --------------
       GROUP TOTAL                                             24,785
                                                        --------------
----------------------------------------------------------------------
CAPITAL GOODS & CONSTRUCTION (5.2%)
  *  Acmat Corp. Class A                  143,000               1,644
  *  American Buildings Co.               224,000               5,600
  *  American Homestar Corp.              210,000               3,281
  *  Brooks Automation, Inc.              292,000               5,256
  *  Catalytica, Inc.                     250,000               1,125
  *  The Cherry Corp. Class A             354,500               4,431
     Elcor Corp.                          210,700               4,425
  *  Envirosource, Inc.                   859,000               2,255
  *  Newpark Resources, Inc.              130,000               2,064
     Oakwood Homes Corp.                  191,900               7,196
     Pacific Scientific Co.               315,000               6,654
  *  Palm Harbor Homes, Inc.              147,000               2,683
  *  Redman Industries, Inc.              250,000               6,500
  *  Rohr, Inc.                           200,000               2,975
  *  Southern Energy Homes, Inc.          460,000               6,613
  *  Tetra Technologies, Inc.             320,000               4,160
     Valmont Industries, Inc.             428,000              10,219
                                                        --------------
       GROUP TOTAL                                             77,081
                                                        --------------
----------------------------------------------------------------------
CONSUMER CYCLICAL (19.1%)
  *  Acclaim Entertainment Inc.           120,000               2,835
  *  Airsensors Inc.                      173,800               1,455
  *  Anchor Gaming                        369,000               8,118
     Autocam Corp.                        196,635               2,310
  *  Best Buy, Inc.                       564,500              11,713
  *  Borg-Warner Security Corp.         1,000,000              10,375
  *  Broderbund Software, Inc.             50,000               3,462
     Callaway Golf Co.                    100,000               1,637
  *  Catalina Marketing Corp.             237,500              11,994
  *  Catherines Stores                    300,000               2,662
  *  Chicago Miniature Lamp, Inc.         246,000               4,305
     Coachmen Industries, Inc.            322,200               5,437
     Comcast UK Cable Partners Ltd.       150,000               1,931
  *  Custom Chrome                        189,000               4,678
  *  Day Runner, Inc.                     219,500               5,378
  *  Discount Auto Parts Inc.             150,000               4,012
  *  Egghead, Inc.                        837,100               5,755
     Ellett Brothers, Inc.                193,000               1,472
  *  Ethan Allen Interiors Inc.           200,000               3,950
  *  General Nutrition Cos., Inc.         400,000               9,800
  *  Good Guys, Inc.                      711,500               7,293
  *  Gymboree Inc.                        200,000               4,525
  *  Image Industries, Inc.               100,000               1,200
     Intelligent Electronics Inc.       1,054,300               8,039
  *  International Family
     Entertainment, Inc. Class B          370,790               6,860
*(1) Iwerks Entertainment, Inc.           547,200               2,736
  *  JPE, Inc.                            179,000               2,058
  *  Learning Co.                          54,000               3,186
     Marcus Corp.                         270,000               9,349
     McGrath Rentcorp.                    387,400               6,780
     Mercantile Stores Co., Inc.          150,000               6,731
  *  Merisel, Inc.                      1,300,000               7,638
  *  Musicland Stores Corp.             1,100,000               7,150
  *  National Auto Credit Co.             360,900               5,865
  *  Norton McNaughton, Inc.              300,000               5,925
  *  People's Choice TV Corp.             300,000               6,150
  *  Play By Play Toy & Novelties, Inc.   120,000               1,290
  *  Playboy Enterprises Inc. Class B     570,500               4,849
  *  Prime Hospitality Corp.              700,000               6,913
  *  Quality Dining, Inc.                 190,500               3,691
  *  Renters Choice, Inc.                 500,000               8,375
  *  Rex Stores Corp.                     350,000               5,950
     Rival Manufacturing Co.              214,200               4,177
     S-K-I, Ltd.                           59,550                 759
     E.W. Scripps Co.                     114,000               4,304
     Spartan Motors, Inc.                 136,500               1,314
  *  Spectrum Holobyte                    300,000               3,075
  *  Sports & Recreation                  600,000               4,425
     Sturm, Ruger & Co., Inc.             175,000               4,725
  *  Ultimate Electronics, Inc.           150,000               1,350
  *  Urban Outfitters, Inc.               300,000               6,525
     VWR Scientific Products Corp.        343,400               4,464
  *  Valuevision International, Inc.
       Class A                            500,000               2,594
     Wabash National Corp.                173,000               4,390
     Warnaco Group                        200,000               4,650
  *  Westcott Communications              500,000               6,875
     Winnebago Industries, Inc.           337,000               2,696
                                                        --------------
         GROUP TOTAL                                          282,155
                                                        --------------
----------------------------------------------------------------------
CONSUMER STAPLES (1.7%)
     Bridgford Foods Corp.                194,700               1,898
  *  Canandaigua Wine Co., Inc.
       Class A                            130,000               6,208
  *  Celestial Seasonings, Inc.           200,000               3,400
  *  Hain Food Group, Inc.                334,500               1,045
  *  National Dentex Corp.                150,000               2,700
  *  Stokely USA, Inc.                    224,800               1,405
  *  Sylvan, Inc.                         200,000               2,125
  *  Whole Food Markets, Inc.             328,000               3,936
  *  Wholesome & Hearty Foods, Inc.       175,000               1,706
                                                        --------------
          GROUP TOTAL                                          24,423
                                                        --------------
----------------------------------------------------------------------

                                                                Market
                                                                 Value
                                           Shares               (000)+
----------------------------------------------------------------------
ENERGY (1.6%)
  *  Falcon Drilling Co., Inc.             42,800       $         428
  *  Hornbeck Offshore Services, Inc.     300,000               4,313
  *  Kirby Corp.                          525,000               8,662
  *  Marine Drilling Co., Inc.            400,000               1,500
  *  Noble Drilling Corp.                 800,000               5,600
     Tidewater, Inc.                      100,000               2,638
                                                        --------------
         GROUP TOTAL                                           23,141
                                                        --------------
----------------------------------------------------------------------
FINANCIAL (6.4%)
     Astoria Financial Corp.              150,000               6,431
     Charter One Financial                130,000               3,673
  *  Dime Bancorp, Inc.                   300,000               3,187
     Fidelity National Financial, Inc.    498,315               7,911
  *  First Federal Financial              250,200               3,878
     Green Point Financial Corp.          200,000               5,400
     Inter-Regional Financial
       Group, Inc.                        315,600              11,086
     Legg Mason Inc.                       25,300                 727
     Long Island Bancorp, Inc.            252,600               5,747
     Mercury Finance Co.                  240,144               4,623
     North American Mortgage              293,900               6,062
  *  Olympic Financial Ltd.               156,000               2,808
     Peoples Bank of Bridgeport           150,000               2,963
  *  Physicians Health Services, Inc.     250,000               8,250
     The Quick & Reilly Group, Inc.       258,375               6,136
  *  Resource Bancshares
       Mortgage Group, Inc.               250,000               3,687
     Standard Federal Bank                 73,300               2,602
     Sun Communities, Inc.                250,000               6,219
     Westcorp, Inc.                       200,000               3,350
                                                        --------------
         GROUP TOTAL                                           94,740
                                                        --------------
----------------------------------------------------------------------
HEALTH CARE (17.5%)
  *  Advanced Magnetics, Inc.             193,900               5,235
  *  Alliance Pharmaceutical Corp.        600,000               7,125
     Alpharma Inc. Class A                197,800               4,747
  *  Amylin Pharmaceuticals, Inc.         818,000               5,930
  *  Apria Healthcare                     200,000               4,300
     Arrow International, Inc.            141,500               5,908
  *  Athena Neurosciences, Inc.           466,000               4,369
  *  Autoimmune, Inc.                     100,000                 900
  *  Ballard Medical Products             200,000               3,450
  *  Beverly Enterprises Inc.             400,000               4,700
  *  Biomet, Inc.                         200,000               3,325
  *  Bio-Rad Labs, Inc. Class A           186,000               7,068
  *  Bio-Vascular, Inc.                   255,000               3,570
  *  Cell Genesys, Inc.                   572,000               4,219
  *  Centocor, Inc.                       373,000               4,150
  *  Charter Medical Corp.                600,000              10,800
     Collagen Corp.                       107,300               1,931
  *  Cordis Corp.                          50,000               5,525
  *  Cytotherapeutics, Inc.               173,000               1,730
  *  Datascope Corp.                      300,000               7,125
  *  FHP International Corp.              276,100               6,695
  *  FPA Medical Management, Inc.         111,800                 936
  *  Gelman Sciences, Inc.                294,025               6,285
  *  Genesis Health Ventures Inc.         125,000               3,609
  *  Genetics Institute Inc.
       Depository Shares                  236,142               8,737
  *  Genzyme Corp. Tissue Repair          225,296               4,027
  *  Grancare Inc.                        605,800               8,860
  *  Haemonetics Corp.                    700,000              13,213
  *  Healthdyne Inc.                       71,900                 701
  *  Healthdyne Technologies, Inc.        288,286               3,099
  *  Idec Pharmaceuticals Corp.           236,900               2,754
  *  Immulogic Pharmaceutical Corp.       200,000               2,300
  *  Immunex Corp.                        300,000               3,750
  *  Integra Lifesciences                 233,381               1,634
  *  Isomedix, Inc.                       108,300               1,462
     Kinetic Concepts, Inc.               750,000               8,344
     Life Technologies, Inc.              300,000               7,350
  *  Ligand Pharmaceuticals Class B       300,000               2,363
  *  Magainin Pharmaceuticals             400,000               3,250
  *  Martek Biosciences Corp.             110,000               2,090
     Minntech Corp.                       181,077               3,576
  *  Multicare Cos., Inc.                 287,000               5,381
  *  Patterson Dental Co.                 161,500               3,957
  *  Perrigo Co.                          400,000               4,900
  *  Protein Design Labs                  300,000               4,950
  *  Sofamor/Danek Group Inc.             347,300               8,509
     Sullivan Dental Products, Inc.       294,500               2,871
  *  Sybron Corp.                         160,000               6,800
  *  Systemed Inc.                        720,000               4,410
  *  Target Therapeutics, Inc.             70,000               5,373
  *  Total Renal Care Holdings, Inc.       13,900                 283
  *  Theratech, Inc.                      325,000               5,931
  *  Univax Biologics, Inc.               377,500               2,383
  *  Vencor, Inc.                         327,250               9,081
  *  Vertex Pharmaceuticals, Inc.         150,000               2,475
                                                        --------------
         GROUP TOTAL                                          258,446
                                                        --------------
----------------------------------------------------------------------
TECHNOLOGY (27.2%)
  *  A+ Communications, Inc.              200,000               2,800
  *  Acres Gaming, Inc.                   100,000                 675
  *  Active Voice Corp.                   209,000               5,486
  *  Acxiom Corp.                         160,000               4,720
  *  American Telecasting, Inc.           355,000               4,792
  *  Applied Voice Technology, Inc.       332,000               3,735
  *  Atria Software, Inc.                 288,000              10,296
     BGS Systems, Inc.                    155,000               5,658
  *  BISYS Group, Inc.                    432,400              11,999
     BMC Industries, Inc.                 398,700              15,400
  *  BMC Software, Inc.                   160,000               5,680

                                                                Market
                                                                 Value
                                           Shares               (000)+
----------------------------------------------------------------------
*(1) Bachman Information
       Systems, Inc.                      854,400       $       4,806
*(1) Boole & Babbage Inc.                 412,650              14,752
  *  Broadband Technologies, Inc.         110,000               1,925
  *  California Microwave, Inc.           125,000               2,688
  *  Centigram Communications             300,000               6,338
     Charter Power Systems, Inc.          158,000               3,950
  *  Cheyenne Software, Inc.              500,000              10,438
  *  Cognos Inc.                          210,000               6,694
  *  CompuCom Systems, Inc.               180,000               1,192
  *  Compuware Corp.                       48,500               1,103
  *  Concord EFS, Inc.                    100,000               3,425
*(1) Conductus, Inc.                      292,300               1,900
  *  Cooper & Chyan Technology, Inc.       26,300                 368
  *  CyCare Systems, Inc.                  80,000               2,480
  *  Cyrix Corp.                          220,000               7,012
  *  DH Technology, Inc.                  158,150               3,123
     Dallas Semiconductor Corp.           741,500              15,757
  *  Davidson and Associates, Inc.        235,000               8,342
  *  Dialogic Corp.                        60,000               1,710
  *  Digital Biometrics, Inc.             163,500               1,001
  *  Digitran Systems, Inc.               185,700                  93
*(1) Dionex Corp.                         359,500              19,143
*(1) Encad, Inc.                          315,000               4,725
  *  Exar Corp.                           100,000               2,375
  *  Executone Information Systems      1,500,000               3,844
  *  Expert Software Inc.                 160,000               3,240
  *  FLIR Systems, Inc.                   230,000               2,818
  *  FTP Software, Inc.                   300,000               8,100
  *  Gilat Satellite Networks Ltd.        229,000               5,095
  *  IFR Systems, Inc.                    237,225               2,135
  *  Information Resources, Inc.          253,300               2,723
  *  Input/Output, Inc.                   275,000              10,278
  *  Integrated Silicon Systems           140,000               4,060
  *  International Cabletel, Inc.         256,666               6,802
  *  Itron, Inc.                          409,000              11,861
  *  MapInfo Corp.                        236,000               4,720
  *  Maxis, Inc.                          160,000               7,000
  *  Micrografx, Inc.                     400,000               4,450
*(1) Natural Microsystems Corp.           250,000               6,187
  *  Netmanage, Inc.                      200,000               4,075
  *  NetStar, Inc.                         90,000                 878
  *  Number Nine Visual
       Technology Corp.                   307,500               4,228
*(1) Peoples Telephone Co., Inc.        1,225,000               3,139
  *  Pinnacle Micro Inc.                   50,000               1,300
  *  Planar Systems, Inc.                 200,000               3,400
  *  Policy Management Systems Corp.      200,000               9,425
  *  Recoton Corp.                        349,150               7,769
  *  SHL Systemhouse, Inc.                553,800               7,061
  *  Sequent Computer Systems, Inc.       400,000               6,950
  *  Softkey International, Inc.           61,900               1,950
  *  Sterling Electronics Corp.           294,600               5,266
  *  Sterling Software, Inc.              200,000               9,225
  *  Stratus Computer, Inc.               175,000               5,447
  *  SunGard Data Systems                 580,000              15,950
  *  Symbol Technologies, Inc.            100,000               3,488
  *  Synopsys, Inc.                       315,000              11,655
  *  Systemsoft Corp.                     296,000               4,218
     TSI, Inc.                            138,750               1,613
  *  3D Systems Corp.                     200,000               3,400
  *  Zebra Technologies Class A           193,000              11,435
                                                        --------------
         GROUP TOTAL                                          401,766
                                                        --------------
----------------------------------------------------------------------
TRANSPORT SERVICES (4.8%)
     Air Express International Corp.      802,650              16,254
  *  America West Airlines, Inc.          300,000               4,088
     American President Cos., Ltd.         34,900                 846
  *  Boyd Brothers Transportation, Inc.   180,000               1,485
     Expeditors International
       of Washington, Inc.                292,000               7,665
     Frozen Food Express
       Industries, Inc.                   361,282               3,206
  *  Heartland Express, Inc.              156,550               4,227
  *  M.S. Carriers Inc.                   300,000               4,650
  *  Midwest Express Holdings, Inc.       250,000               6,281
     Pittston Services Group              185,300               5,096
  *  RailTex, Inc.                        340,200               6,889
  *  Swift Transportation Co., Inc.       400,000               6,600
  *  Trans World Airlines                 553,900               4,154
                                                        --------------
       GROUP TOTAL                                             71,441
                                                        --------------
----------------------------------------------------------------------
MISCELLANEOUS (1.9%)
  *  Asyst Technologies, Inc.             100,000               4,200
  *  Education Alternatives, Inc.         200,000               1,400
  *  NFO Research Inc.                    281,000               6,112
  *  On Assignment, Inc.                  163,000               4,279
*(1) Prepaid Legal Services, Inc.       1,076,900               8,548
     Wackenhut Corp. Class B              199,900               2,773
                                                        --------------
       GROUP TOTAL                                             27,312
                                                        --------------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $1,076,718)                                          1,285,290
----------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (.3%)
----------------------------------------------------------------------
  AMC Entertainment  $1.75
  (Cost $3,257)                           139,200               4,663
----------------------------------------------------------------------

                                                 Face           Market
                                               Amount            Value
                                                (000)           (000)+
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (13.0%)
----------------------------------------------------------------------
REPURCHASE AGREEMENT
  Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account 5.89%, 11/1/95
     (Cost $191,698)                      $   191,698     $   191,698
----------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
  (Cost $1,271,673)                                         1,481,651
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-.4%)
----------------------------------------------------------------------
  Other Assets--Note C                                         29,861
  Liabilities                                                 (35,552)
                                                          ------------
                                                               (5,691)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
  Applicable to 28,909,468 outstanding
     $.001 par value shares
     (authorized 100,000,000 shares)                        $1,475,960
----------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $51.05
======================================================================

+  See Note A to Financial Statements.
*  Non-Income Producing Security.
(1) Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company.

----------------------------------------------------------------------
AT OCTOBER 31, 1995,
 NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
                                            Amount                 Per
                                             (000)               Share
                                       -----------             -------
  Paid in Capital                      $1,143,472              $39.55
  Undistributed Net
    Investment Income                       5,269                 .18
  Accumulated Net Realized Gains          117,241                4.06
  Unrealized Appreciation of
    Investments--Note D                   209,978                7.26
----------------------------------------------------------------------
NET ASSETS                             $1,475,960              $51.05
----------------------------------------------------------------------

                            STATEMENT OF OPERATIONS

                                                                               Year Ended
                                                                         October 31, 1995
                                                                                    (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME
      Dividends   . . . . . . . . . . . . . . . . . . . . . . .                 $   5,173
      Interest  . . . . . . . . . . . . . . . . . . . . . . . .                    10,129
-----------------------------------------------------------------------------------------
            Total Income  . . . . . . . . . . . . . . . . . . .                    15,302
-----------------------------------------------------------------------------------------
   EXPENSES
      Investment Advisory Fees--Note B
         Basic Fees   . . . . . . . . . . . . . . . . . . . . .    $3,497
         Performance Adjustments    . . . . . . . . . . . . . .        25           3,522
                                                                   ------
      The Vanguard Group--Note C
         Management and Administrative  . . . . . . . . . . . .     4,586
         Marketing and Distribution   . . . . . . . . . . . . .       232           4,818
                                                                   ------
      Taxes (other than income taxes)   . . . . . . . . . . . .                       110
      Custodians' Fees  . . . . . . . . . . . . . . . . . . . .                        55
      Auditing Fees   . . . . . . . . . . . . . . . . . . . . .                        10
      Shareholders' Reports   . . . . . . . . . . . . . . . . .                       127
      Annual Meeting and Proxy Costs  . . . . . . . . . . . . .                        32
      Directors' Fees and Expenses  . . . . . . . . . . . . . .                         6
-----------------------------------------------------------------------------------------
            Total Expenses  . . . . . . . . . . . . . . . . . .                     8,680
-----------------------------------------------------------------------------------------
                    Net Investment Income   . . . . . . . . . .                     6,622
-----------------------------------------------------------------------------------------
REALIZED NET GAIN ON
   INVESTMENT SECURITIES SOLD   . . . . . . . . . . . . . . . .                   117,328
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   OF INVESTMENT SECURITIES   . . . . . . . . . . . . . . . . .                    85,259
-----------------------------------------------------------------------------------------
                    Net Increase in Net Assets
                      Resulting from Operations   . . . . . . .                  $209,209
=========================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED          Year Ended
                                                                           OCTOBER 31, 1995    October 31, 1994
                                                                                      (000)               (000)
----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . .          $    6,622          $    3,670
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . .             117,328              55,617
   Change in Unrealized Appreciation (Depreciation)   . . . . . . . . .              85,259             (15,205)
----------------------------------------------------------------------------------------------------------------
         Net Increase in Net Assets Resulting from Operations   . . . .             209,209              44,082
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . . .              (4,173)             (2,310)
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . . .             (55,488)            (85,303)
----------------------------------------------------------------------------------------------------------------
         Total Distributions  . . . . . . . . . . . . . . . . . . . . .             (59,661)            (87,613)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
   Issued   --Regular   . . . . . . . . . . . . . . . . . . . . . . . .             231,633             123,565
            --In Lieu of Cash Distributions   . . . . . . . . . . . . .              58,533              85,931
            --Exchange  . . . . . . . . . . . . . . . . . . . . . . . .             180,074             183,170
            --Exchange for Net Assets of Vanguard Specialized
                Portfolios-Technology Portfolio--Note E   . . . . . . .                  --              75,241
   Redeemed --Regular   . . . . . . . . . . . . . . . . . . . . . . . .             (92,642)            (82,956)
            --Exchange  . . . . . . . . . . . . . . . . . . . . . . . .            (163,513)            (31,432)
----------------------------------------------------------------------------------------------------------------
         Net Increase from
            Capital Share Transactions  . . . . . . . . . . . . . . . .             214,085             353,519
----------------------------------------------------------------------------------------------------------------
         Total Increase   . . . . . . . . . . . . . . . . . . . . . . .             363,633             309,988
----------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year  . . . . . . . . . . . . . . . . . . . . . . . . .           1,112,327             802,339
----------------------------------------------------------------------------------------------------------------
   End of Year (3)  . . . . . . . . . . . . . . . . . . . . . . . . . .          $1,475,960          $1,112,327
================================================================================================================
   (1)   Distributions Per Share
         Net Investment Income  . . . . . . . . . . . . . . . . . . . .               $ .17              $  .14
         Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . .               $2.26               $5.17
----------------------------------------------------------------------------------------------------------------
   (2)   Shares Issued and Redeemed
         Issued   . . . . . . . . . . . . . . . . . . . . . . . . . . .               8,774               6,824
         Issued in Lieu of Cash Distributions   . . . . . . . . . . . .               1,402               1,969
         Issued in Exchange for Net Assets of Vanguard Specialized
                    Portfolios-Technology Portfolio--Note E   . . . . .                  --               1,697
         Redeemed   . . . . . . . . . . . . . . . . . . . . . . . . . .              (5,452)             (2,557)
----------------------------------------------------------------------------------------------------------------
                                                                                      4,724               7,933
----------------------------------------------------------------------------------------------------------------
   (3)   Undistributed Net Investment Income  . . . . . . . . . . . . .          $    5,269          $    2,820
----------------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                                 Year Ended October 31,
                                                               -----------------------------------------------------------
For a Share Outstanding Throughout Each Year                        1995        1994         1993        1992        1991
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . . .               $45.99      $49.37       $41.23      $36.75      $22.62
                                                                  ------      ------       ------      ------      ------
INVESTMENT OPERATIONS
   Net Investment Income  . . . . . . . . . . . . .                  .24         .16          .14         .15         .26
   Net Realized and Unrealized Gain
      on Investments  . . . . . . . . . . . . . . .                 7.25        1.77         8.91        4.59       14.21
                                                                 --------     -------      -------     -------     -------
         TOTAL FROM INVESTMENT OPERATIONS   . . . .                 7.49        1.93         9.05        4.74       14.47
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income   . . . . .                 (.17)       (.14)        (.13)       (.26)       (.34)
   Distributions from Realized Capital Gains  . . .                (2.26)      (5.17)        (.78)         --          --
                                                                 --------     -------      -------     -------     -------
         TOTAL DISTRIBUTIONS    . . . . . . . . . .                (2.43)      (5.31)        (.91)       (.26)       (.34)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . . .               $51.05      $45.99       $49.37      $41.23      $36.75
==========================================================================================================================
TOTAL RETURN  . . . . . . . . . . . . . . . . . . .              +17.46%      +4.49%      +22.28%     +12.95%     +64.64%
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . . .               $1,476      $1,112         $802        $519        $381
Ratio of Expenses to Average Net Assets . . . . . .                 .68%        .70%         .73%        .69%        .56%
Ratio of Net Investment Income to
   Average Net Assets   . . . . . . . . . . . . . .                 .52%        .39%         .32%        .38%        .85%
Portfolio Turnover Rate . . . . . . . . . . . . . .                  66%         82%          51%         43%         49%
--------------------------------------------------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of the New York Stock Exchange (generally 4:00 PM) on the valuation date; securities not traded are valued at the mean of the latest quoted bid and asked prices. Securities not listed are valued at the latest quoted bid prices. Temporary cash investments are valued at cost which approximates market value.

2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of each repurchase agreement. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. Under the terms of contracts which expire February 27, 1996, the Fund pays Granahan Investment Management, Inc. and Wellington Management Company a basic investment advisory fee calculated at an annual percentage rate of the average net assets of the Fund. The basic fee thus computed is subject to quarterly adjustments based on performance relative to the Russell 2000 Index. For the year ended October 31, 1995, the aggregate investment advisory fee represented an effective annual base rate of .27 of 1% of Fund average net assets before an increase of $25,000 based on performance.

C. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At October 31, 1995, the Fund had contributed capital of $188,000 to Vanguard (included in Other Assets), representing .9% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the year ended October 31, 1995, the Fund made purchases of $871,849,000 and sales of $741,292,000 of investment securities other than U.S. Government securities and temporary cash investments.

At October 31, 1995, unrealized appreciation for financial reporting and Federal income tax purposes aggregated $209,978,000, of which $287,403,000 related to appreciated securities and $77,425,000 related to depreciated securities.

E. In accordance with the terms of an agreement approved by Vanguard Specialized Portfolios--Technology Portfolio shareholders, on June 2, 1994, Vanguard Explorer Fund issued 1,697,000 of its capital shares in exchange for the net assets of Vanguard Specialized Portfolios--Technology Portfolio of $75,241,000, including $1,491,000 of unrealized depreciation; combined net assets were $1,038,199,000 as of the merger date. Shareholders of Vanguard Specialized Portfolios--Technology Portfolio received .390 shares of Vanguard Explorer Fund for each share of Vanguard Specialized Portfolios--Technology Portfolio. The transaction, which was a tax-free exchange, has been accounted for by combining the assets and liabilities of each Fund at their value on the date of the merger. The identified cost of investments were similarly combined.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors
Vanguard Explorer Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the "Fund") at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
November 30, 1995




                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                        FOR VANGUARD EXPLORER FUND, INC.

Corporate shareholders should note that for the fiscal year ended October 31, 1995, 13.4% of the Fund's investment income (i.e., dividend income plus short-term capital gains, if any) qualifies for the intercorporate dividends received deduction.

                             DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO                        IAN A. MACKINNON
Senior Vice President                      Senior Vice President
Information Technology                     Fixed Income Group

JEREMY G. DUFFIELD                         F. WILLIAM MCNABB III
Senior Vice President                      Senior Vice President
Planning & Development                     Institutional

JAMES H. GATELY                            RALPH K. PACKARD
Senior Vice President                      Senior Vice President
Individual Investor Group                  Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS



                           EQUITY AND BALANCED FUNDS


GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
 U.S. Portfolio
Vanguard Convertible
 Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
 Global Equity Portfolio
 Global Asset Allocation Portfolio
 Capital Opportunity Portfolio
 Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
  Growth Portfolio
Vanguard/Trustees' Equity Fund
  International Portfolio

                                  INDEX FUNDS

Vanguard Index Trust
 500 Portfolio
 Total Stock Market Portfolio
 Extended Market Portfolio
 Growth Portfolio
 Value Portfolio
 Small Capitalization Stock Portfolio

Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
 Total Bond Market Portfolio
 Short-Term Bond Portfolio
 Intermediate-Term Bond Portfolio
 Long-Term Bond Portfolio

Vanguard International Equity
 Index Fund
 European Portfolio
 Pacific Portfolio
 Emerging Markets Portfolio

                              FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
  U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
  Money Market Portfolio
Vanguard State Tax-Free Funds
  Money Market Portfolios
  (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
  Insured Longer-Term Portfolios
  (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
  Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund

                          [THE VANGUARD GROUP LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

                          Vanguard Financial Center
                     Valley Forge, Pennsylvania 19482

                           New Account Information:
                               1 (800) 662-7447

                        Shareholder Account Services:
                               1 (800) 662-2739

                                   Q240-10/95

On Our Cover: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet decimated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                                 [BACK COVER]

                                 EXPLORER FUND
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile"

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appear at the top of pages one through four.

A line chart of the Indexed Value (Russell 2000 Index, and Standard & Poor's 500 Index) of Vanguard Explorer Fund for the fiscal years 1991 through 1995 appears at the upper left of page two.

Line charts illustrating cumulative performance between Vanguard Explorer Fund, Average Small-Cap Fund and Russell 2000 Index, average Annual Total Returns for the period October 31, 1985, to October 31, 1995 appear at the top of page three.

A running head featuring a compass, hour glass and telescope, and battleships in the background appears at the top of page five.

A running head featuring a cannon and battleships in the background appears at the top of page six.

A running head featuring ships wheel, rope and battleships in the background appears at the top of pages seven through nine.

A running head featuring open log book, pen and battleships in the background appears at the top of pages ten through nineteen.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page twenty.

A running head featuring birds flying and ships in the background appears at the top of the back cover.